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                                 EXHIBIT 10.1

              MEDIA ARTS GROUP, INC. EMPLOYEES STOCK OPTION PLAN


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                              MEDIA ARTS GROUP, INC.
                           EMPLOYEES STOCK OPTION PLAN
                           ---------------------------
                   Amended and Restated as of October 22, 1997



MEDIA ARTS GROUP, INC. hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

     1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

          (a) The word "Board" shall mean the Board of Directors of the Company.

          (b) The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended, or successor provisions of future United States revenue laws (Title 26 of the United States
               Code).

          (c) The word "Committee" shall mean the Compensation Committee of the Board, which committee shall satisfy the requirements of
               (i) Rule 16b-3((c)(2)(i) under the Exchange Act, as such Rule may be amended in the future and (ii) Section 162(m) of the Code, as such Section may be amended in the future.

          (d) The words "Common Stock" shall mean the common stock, $.01 par value, of the Company.

          (e) The word "Company" shall mean Media Arts Group, Inc., a Delaware corporation, and any successor thereto which shall maintain this Plan.

          (f) The word "Disability" shall mean the Optionee's inability to engage in substantial gainful activity for the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee pursuant to written certificate of such Disability from a physician acceptable to the Committee.

          (g) The word "Employee" shall mean any person who is determined by the Committee to be a high-level executive officer or other valuable managerial or technical employee of either the Company or any Subsidiary.

          (h) The words "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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          (i)  The words "Incentive Stock Option" shall mean any option which qualifies as an Incentive Stock Option under terms of Section 422 of the Code.

          (j) The word "Officer" shall mean an officer of the Company or any Subsidiary, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

          (k) The word "Optionee" shall mean any Employee to whom a stock option has been granted pursuant to this Plan.

          (l) The word "Plan" shall mean this instrument, the Media Arts Group, Inc. Employees Stock Option Plan, as it is originally adopted and as it may be amended hereafter.

          (m) The word "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the Company.

          (n) The words "Substantial Shareholder" shall mean any Employee who owns directly and through attribution more than 10% of the total combined voting power of all classes of stock of either the Company or any Subsidiary. Ownership shall be determined in accordance with Section 424(d) of the Code and lawful applicable regulations.

     2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide Employees of the Company and its Subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such persons acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such persons to work toward the Company's continued success will be commensurably increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Employees as may be selected to participate in the Plan options to purchase Common Shares on the terms and subject to the conditions set forth in the Plan. Options may be either Incentive Stock Options or non-qualified stock options.

     3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on February 1, 1994, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. In the event that the foregoing condition is not satisfied within twelve (12) months after the date the Plan is adopted, the Plan and any options granted hereunder shall be null and void. If, however, the Plan is so approved, subject to the provisions of Section 8, no further shareholder approval shall be required with respect to the granting of any options pursuant to the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee of the Board. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in


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writing by all of the members, shall be acts of the Committee.  Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

          (a)  To select the Employees to whom options will be granted;

          (b) To determine the number of shares of Common Stock subject to any option;

          (c)  To determine the time or times when options will be granted;

          (d) To determine the option price of shares of Common Stock subject to an option;

          (e) To determine the time or times when each option may be exercised and the duration of the exercise period;

          (f) To determine at the time of grant of an option whether and to what extent such option is an Incentive Stock Option under
               Section 422 of the Code and regulations thereunder as the same or any successor statute or regulations may at the time be in effect;

          (g) To determine whether stock appreciation rights shall be made part of any option grant pursuant to Section 9 hereof (such determination to be made after the Committee has consulted with the Chief Financial Officer of the Company regarding the impact of such a grant upon the earnings of the Company), the method of valuing the stock appreciation rights and whether the stock appreciation rights may be exercised in lieu of or in addition to the related option;

          (h) To prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an Incentive Stock Option, Section 422 of the Code and regulations thereunder as the same or any successor statute or regulations may at the time be in effect;

          (i) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

          (j) To construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.


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Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

     5. PERSONS ELIGIBLE FOR OPTIONS. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Employees, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Notwithstanding the preceding sentence, an Employee who renounces in writing any right he may have to receive stock options under the Plan shall not be eligible to receive any stock options under the Plan. No option shall be granted to any Employee during any period of time when he is on leave of absence. The Committee may grant more than one option, with or without stock appreciation rights, to the same Employee.

     6.   SHARES SUBJECT TO THE PLAN.     Subject to the provisions of
Section 9 concerning payment for stock appreciation rights in shares of Common Stock and subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 1,124,863 shares of Common Stock. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limits of the Plan, as the Committee shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any Employee. If an option granted under this Plan is exercised pursuant to the terms and conditions determined by the Committee under Subsection 7(d), and a stock appreciation right is not granted in conjunction with the option pursuant to
Section 9, any shares of Common Stock which are the subject thereof shall not thereafter be available for reoffering under the Plan to any Employee. If a stock appreciation right is granted in conjunction with an option pursuant to
Section 9, and if the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the options, and the stock appreciation right is thereafter exercised in whole or in part, then the option or the portion thereof with respect to which the stock appreciation right was exercised shall be deemed to have been exercised and the shares of Common Stock which otherwise would have been issued upon exercise of such option, to the extent not used in payment for the stock appreciation rights, may be made available for reoffering under the Plan to any Employee.

     In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 424(a) of the Code) or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised


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option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreements as may be appropriate, equitable, in order to prevent dilution or enlargement of option rights and in compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment may, in the discretion of the Committee, provide for the elimination of fractional shares.

     7.   OPTION PROVISIONS.

          (a) OPTION PRICE. The option price per share of Common Stock which is the subject of an option under the Plan shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted; provided, however, that if an Employee to whom an Incentive Stock Option is granted is at the time of the grant a Substantial Shareholder, the option price per share of Common Stock shall be determined by the Committee but shall never be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date the option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The date on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

          (b) PERIOD OF OPTION. The Committee shall determine when each option is to expire but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted; provided, however, that no Incentive Stock Option granted to a person who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted. Each option shall be subject to earlier termination as provided in Subsection 7(e) hereunder.

          (c) LIMITATION ON EXERCISE AND TRANSFER OF OPTION. Except as the Committee may otherwise provide with respect to Options granted to Employees who are not Officers, no Option (or any related stock appreciation right described in Section 9) may be exercised in whole or in part during the six months after the Option is granted. Except as otherwise provided in the event of an Optionee's death, only the Optionee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an option on behalf of the Optionee. No option granted hereunder shall be transferable other than (i) by the Last Will and Testament of the Optionee or, if the Optionee dies intestate, by the applicable laws of descent and distribution, or (ii) to the extent approved by the Committee, pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.


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          (d)  CONDITIONS GOVERNING EXERCISE OF OPTION.  The Committee may,
in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this right of exercise shall be limited to whole shares, unless the Committee shall otherwise provide. Options shall be exercised by the Optionee giving written notice to the Secretary of the Company at its principal office, by certified mail, return receipt requested, of the Optionee's exercise of the option and the number of shares with respect to which the option is being exercised. Such notice shall be accompanied either by (1) full payment of the purchase price in cash or (2) with the consent of the Committee (i) shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made, or (ii) pursuant to a loan, which the Company may make available, evidenced by a promissory note, the terms and conditions of which shall be determined by the Committee in its sole and absolute discretion or
(iii) shares of Common Stock issuable to the Optionee upon exercise of the option, with a fair market value on the date of option exercise equal to the purchase price of the shares with respect to which such option or portion thereof is exercised or (iv) payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock and to deliver all or part of the sales proceed to the Company in payment of the purchase price and any withholding taxes, if applicable. Such notice shall be deemed delivered when deposited in the mails. Notwithstanding anything in the foregoing to the contrary, in the event of a "change in control" the Committee shall have the authority and power: (i) to cause all outstanding options to be immediately exercisable notwithstanding any vesting limitation otherwise previously imposed on such options; and (ii) to accelerate the termination date of all such options. Thereafter, upon such determination, an Optionee may exercise any and all outstanding options (in whole or in part), whether or not such options are by their terms fully exercisable at such time and the Committee may authorize the acceptance of the surrender of the right to exercise such option or any portion thereof, but in no event after the expiration of the term of the option. The term "change in control" shall include, but not be limited to: (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's common stock of any class or any securities convertible into such common stock; (ii) the receipt by the Company of a Schedule 13D or other advise indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock, of any class or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately pror to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange, or other transfer (in one


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transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or
(vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a "change in control." The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

     (e) TERMINATION OF EMPLOYMENT, ETC. If an Optionee ceases to be an employee of the Company and all Subsidiaries, his or her option shall, unless otherwise provided in the option agreement between the Optionee and the Company, terminate on the date he or she ceases to be an employee and neither he or she nor any other person shall have any rights after the date he or she ceases to be an employee to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while he or she is on a temporary military, sick or other bona fide leave of absence from the Company or a Subsidiary approved in writing by the Company, such as a leave of absence as is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto; provided, however, that the Committee may impose such terms and conditions with respect to such leaves as it deems proper as are consistent with such regulations.

If the stock option is an Incentive Stock Option, no option agreement shall

         (i) permit any Optionee to exercise any Incentive Stock Option more than three (3) months after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if the reason for the Optionee's cessation as an employee was other than his death or his Disability; or

        (ii) permit any Optionee to exercise any Incentive Stock Option more than one (1) year after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if the reason for the Optionee's cessation as an employee was the Optionee's Disability; or

       (iii) permit any person to exercise any Incentive Stock Option more than one (1) year after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if either (A) the reason for the Optionee's cessation as an employee was his death or (B) the Optionee died within three (3) months after ceasing to be an employee of the Company and all Subsidiaries.

If the stock option is a non-qualified stock option, no option agreement shall

         (i) permit any Optionee to exercise any non-qualified stock option more than six (6) months after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if the reason for the Optionee's cessation as an employee was other than his death or his Disability; or

        (ii) permit any Optionee to exercise any non-qualified stock option more than one (1) year after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but


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not beyond the original term of the option) if the reason for the Optionee's cessation as an employee was the Optionee's Disability; or

       (iii) permit any person to exercise any non-qualified stock option more than one (1) year after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if either (A) the reason for the Optionee's cessation as an employee was his death or (B) the Optionee died within three (3) months after ceasing to be an employee of the Company and all Subsidiaries.

If any option is by the terms of the option agreement exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

          (f) LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS. During the calendar year in which any Incentive Stock Options granted by the Company or any Subsidiary first became exercisable by any Optionee, the aggregate fair market value of the shares of Common Stock which are subject to such Incentive Stock Options (determined as of the date the Incentive Stock Options were granted) shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Options which are not designated as Incentive Stock Options shall not be subject to the limitation described in the preceding sentence and shall not be counted when applying such limitation.

          (g) PROHIBITION OF ALTERNATIVE OPTIONS. It is intended that Employees may be granted, simultaneously or from time to time, Incentive Stock Options or other stock options, but no Employees shall be granted alternative rights in Incentive Stock Options and other stock options so as to prevent options granted as Incentive Stock Options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

          (h) WAIVER BY COMMITTEE OF CONDITIONS GOVERNING EXERCISE OF OPTION. The Committee may, in its discretion, waive any restrictions or conditions set forth in an option agreement concerning an Optionee's right to exercise any option and/or the time and method of exercise.

     8. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

          (a) Amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

          (b) Increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares for which options may be granted;


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          (c)  Decreasing the minimum option price per share at which options may be granted under the Plan, as provided in Section 7(a) hereof;

          (d) Extending either the maximum period during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall terminate as provided in Section 13 hereof;

          (e)  Changing the requirements relating to the Committee; or

          (f) Making any other change which would cause any option granted under the Plan as an Incentive Stock Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code;

except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law. No option may be granted during any suspension of this Plan or after this Plan has terminated and no amendment, suspension or termination shall, without the Optionee's consent, alter or impair any of the rights or obligations under an option theretofore granted to such Optionee under this Plan.

     9. STOCK APPRECIATION RIGHTS. The Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him to elect to surrender such options in exchange for the consideration set forth in this Section 9 in lieu of exercising such options. Alternatively, the Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him to receive the considerations set forth in this Section 9 upon exercising such options in addition to any Common Stock purchased upon exercise thereof. Stock appreciation rights must be specifically granted by the Committee; provided, however, the Committee shall have no authority to grant stock appreciation rights except in connection with the grant of a stock option pursuant to the Plan, and no Optionee shall be entitled to such rights solely as a result of the grant of an option to him. Stock appreciation rights, if granted, may be exercised either with respect to all or a portion of the option to which they relate. Stock appreciation rights shall not be transferable separate from the option with respect to which they were granted and shall be subject to all of the restrictions on transfer applicable to the said options. Stock appreciation rights shall be exercisable only at such times and by such persons as are specified in the option agreement governing the stock option with respect to which the stock appreciation rights were granted. A stock appreciation right shall provide that an Optionee shall have the right to receive a percentage, not greater than One Hundred Percent (100%), of the excess over the option price, if any, of the fair market value of the shares of Common Stock covered by the option, as determined by the Committee as of the date of exercise of the stock apprecation right, in the manner provided for herein. Such amount shall be payable in one or more of the following manners, as shall be determined by the Committee;

          (a)  in cash;


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          (b)  in shares of Common Stock having a fair market value equal to such amount; or

          (c)  in a combination of cash and Common Stock;

provided, however, that stock appreciation rights may be settled only in cash unless the Company shall have been subject to the reporting requirements of
Section 13(a) of the Exchange Act (and complied therewith) for at least a one-year period prior to the settlement.

If payment is made in whole or in part in shares of Common Stock, such payment shall thereby reduce the number of shares available for the grant of options under this Plan.

     In no event may any Optionee exercise any stock appreciation rights granted hereunder unless such Optionee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be canceled, and (ii) upon the exercise of the option or that portion thereof to which the stock appreciation rights relate, the stock appreciation rights shall be canceled, and the option agreement governing such option shall be deemed amended as appropriate without any further action by the Committee or the Optionee. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in addition to exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be deemed exercised and (ii) upon the exercise of the option, the stock appreciation rights corresponding thereto shall be deemed exercised to the extent the option is exercised. The terms of any stock appreciation rights granted hereunder shall be incorporated into the option agreement which governs the option with respect to which the stock appreciation rights are granted, and shall be such terms as the Committee shall prescribe which are not inconsistent with this Plan. The granting of an option or stock appreciation right shall impose no obligation upon the Optionee to exercise such option or right. The Company's obligation to satisfy stock appreciation rights shall not be funded or secured in any manner.

     10.  CERTAIN TIMING REQUIREMENTS.

     Unless the Committee determines that Rule 16b-3 is not applicable to the participant, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price (or if applicable, the tax withholding consequences of such exercise) only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least 6 months prior to the payment of such Option price or withholding taxes.


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

     Unless the Committee determines that Rule 16b-3 is not applicable to the participant, any exercise by a participant of a stock appreciation right for cash shall be made only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the participant to receive cash, in whole or in part, upon exercise of his stock appreciation right (subject to the approval of the Committee) made at least 6 months prior to the exercise of the stock appreciation right.

     11. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

          "Optionee agrees that any shares of Common Stock of Media Arts Group, Inc. which Optionee may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the shares of Common Stock of Media Arts Group, Inc. which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event Media Arts Group, Inc. is otherwise satisfied that the offer or sale of the shares of Common Stock which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended".

The Company shall not be required to issue any certificates for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares of Common Stock to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

     12.  GENERAL PROVISIONS.

          (a) OPTION AGREEMENTS NEED NOT BE IDENTICAL. The form and substance of option agreements and grants of stock appreciation rights, whether granted at the same or different times, need not be identical.

          (b) NO RIGHT TO BE EMPLOYED, ETC. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ or to be a consultant of the Company or a Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or a Subsidiary to terminate his or her employment at any


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

time or the right of the shareholders of the company to remove him or her as a member of the Board with or without cause.

          (c) OPTIONEE DOES NOT HAVE RIGHTS OF SHAREHOLDER. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option or stock appreciation right.

          (d) SUCCESSORS IN INTEREST. The Plan shall be binding upon the successors and assigns of the Company.

          (e) NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under the Plan and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any Federal, state, or local tax authority and/or any securities regulatory authority.

          (f) TAXES. Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof, and the transfer of shares of Common Stock pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign.

          (g) USE OF PROCEEDS. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

          (h) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

          (i) CAPTIONS. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

          (j) NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

          (k) GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

     13. TERMINATION OF THE PLAN. The Plan shall terminate on February 1, 2004, and thereafter no options shall be granted under the Plan.
Notwithstanding the foregoing and subject to the approval of the Board, the Committee may at any earlier time terminate the Plan and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the

Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan.

     14. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

     15. VENUE. The venue of any claim brought hereunder by an Employee shall be San Jose, California.

     16. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Code or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

     IN WITNESS WHEREOF, MEDIA ARTS GROUP, INC., by its appropriate officers duly authorized, has executed this instrument as of October 22, 1997.


                                     MEDIA ARTS GROUP, INC.



                                     By: /s/ KENNETH E. RAASCH
                                         -------------------------------

                                     And: /s/ JAMES F. LANDRUM, JR.
                                          ------------------------------


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